UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                           _____________________

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    October 8, 2004
                                                ______________________________


                            PFS BANCORP, INC.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



          Indiana                    000-33233               35-2142534
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                       Identification No.)



Second and Bridgeway Streets, Aurora, Indiana                   47001
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code    (812)  926-0631
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
          ------------------------

     On October 8, 2004, PFS Bancorp, Inc. (the "Company") issued a press release announcing the declaration of a special dividend of $5.00 per share on the common stock of the Company payable on October 28, 2004, to stockholders of record at the close of business on October 18, 2004. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The press release is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:


     Exhibit No.         Description
     ----------          -----------

     99.1                Press Release, dated October 8, 2004





















                                    2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PFS BANCORP, INC.



  Date: October 8, 2004       By:  /s/ Stuart M. Suggs
                                   --------------------------------------------
                                   Stuart M. Suggs
                                   Corporate Treasurer, Chief Operating Officer
                                     and Chief Financial Officer

                               EXHIBIT INDEX



Exhibit Number              Description
--------------              -----------

99.1                        Press Release dated October 8, 2004